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                                                                   EXHIBIT 10.48

                                EXCEL BANK, N.A.
                                 PROMISSORY NOTE


$4,500,000.00                                                New York, NY
                                                             October 27, 2000


    On October 31, 2001 (the "Maturity Date"), for value received, THE PRINCETON REVIEW INC. (the "Borrower") promises to pay to the order of EXCEL BANK, N.A. (the "Bank") at the office of the Bank located at 400 Park Avenue, New York, NY 10022 or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($4,500,000.00) or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note. The Borrower also promises to pay interest at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to a rate equal to one percent (1%) in excess of the Prime Rate as hereafter defined from time to time in effect. "Prime Rate" the variable per annum rate of interest so designated from time to time by the Wall Street Journal as its prime rate, or if no Prime Rate is so designated, a the variable per annum rate of interest so designated from time to time in the Wall Street Journal as the Prime Rate, or if no Prime Rate is so designated, a variable per annum rate of interest so designated from time to time by the Bank as its Prime Rate . The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer of the Bank. All computations of interest under this Note shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed. If any payment of principal or interest becomes due on a day on which the banks in the State of New York are required or permitted by law to remain closed, such payment may be made on the next succeeding day on which such banks are open, and such extensions shall be included in computing interest in connection with such payment. Without limiting any of the Lender's rights and remedies hereunder, if the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay to the Lender a late fee equal to two percent (2%) of the required payment.

    The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.


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    In consideration of the granting of the Loans evidenced by this Note, the
Borrower hereby agrees as follows:

    1. Loan Requests. Any request made for a Prime Loan may be made up until 11 a.m. on the date any Loan is to be made. Any request made by the Borrower for a Loan shall be extended upon the Borrower's prior written notice to the Bank which may be accomplished by facsimile transmission; such notice to be duly executed by an authorized member or officer of the Borrower and in a form satisfactory to the Bank.

    2. Limitation on the Amount of a Loan: (a) Each Loan shall be in the principal amount of $100,000 with increase in multiples of $50,000 thereof.

    3. Prepayment.

       (a) Voluntary Prepayment. Borrower may prepay any Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment.

       (b) Mandatory Prepayment. Borrower shall prepay the Loan together with all interest accrued thereon to the date of payment within 10 business days of the funding of any initial public offering of any of the stock of the Borrower.

    4. Warranties and Representations. The Borrower represents and warrants that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing under the laws of every state where its failure to so qualify would have a material and adverse effect on the business, operations, property or other condition of the Borrower; (b) the execution issuance and delivery of this Note by the Borrower are within its corporate powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the Borrower's certificate, charter or operating agreement and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note, except those as have been obtained; (d) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct present and fairly present, in all material respects, the financial condition of the Borrower and its subsidiaries as at the dates thereof and for the periods covered thereby (subject to normal year-end audit adjustment), which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; (e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; (f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or


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to extend credit to others for the purpose of purchasing or carrying any margin stock; (g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank and (h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

    5. Events of Default. Upon the occurrence of any of the following specified events of default (each an "Event of Default"): (a) default in making any payment of principal when due, or failure to pay any interest within five days after any such interest becomes due interest, or any other sum payable under this Note when due; or (b) default by Borrower in the due payment of any other indebtedness for borrowed money or default by the Borrower, in any material respect, by the Borrower in the observance or performance of any covenant or condition contained herein or in that certain letter agreement between the Borrower and the Bank dated as of September 20, 2000 (together with any and all amendments and supplements thereto, the "Commitment Letter" and the terms of which are incorporated herein by reference) or in any other agreement or instrument evidencing, securing, or relating to any indebtedness; or (c) any representation or warranty made by the Borrower herein or in any certificate furnished by the Borrower in connection with the Loans evidenced hereby or pursuant to the provisions hereof, proves untrue in any material respect; or (d) the Borrower becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Borrower or for the greater part of the properties of the Borrower with the consent of the Borrower, or if appointed without the consent of the Borrower, such trustee or receiver is not discharged within thirty (30) days, or bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against the Borrower under the laws of any jurisdiction, and if instituted against the Borrower, are consented to by it or remain undismissed for thirty (30) days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower and shall not be released or bonded within thirty (30) days after levy; then, in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank may declare the principal and accrued interest in respect of all Loans under this Note to be, whereupon the Note shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower. Upon an Event of Default or after maturity or after judgment has been rendered on this Note, the unpaid principal hereof shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable (the "Post Default Rate").


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    6. Miscellaneous.

       (a) The Bank may at any time pledge all or any portion of its rights under this Note to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any documents in connection herewith.

       (b) Bank shall have the unrestricted right at any time or from time to time, and without Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as Bank shall deem necessary to effect the foregoing. In addition, at the request of Bank and any such Assignee, Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Bank has retained any of its rights and obligations hereunder following such assignment, to Bank, which new promissory note(s) shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by Bank, and such Assignee, such Assignee shall be a party to this Note and shall have all of the rights and obligations of Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Bank pursuant to the assignment documentation between Bank and such Assignee, and Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

       (c) Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in Bank's obligation to lend hereunder. In the event of any such grant by Bank of a participating interest to a Participant, whether or not upon notice to Borrower, Bank shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Bank in connection with Bank's rights and obligations hereunder.

       (d) Bank may furnish any information concerning Borrower in its possession from time to time to prospective Assignees and Participants, provided that Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

       (e) Borrower hereby grants to Bank, a lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody,


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safekeeping or control of Bank or any entity under the control of the Bank, or in transit to any of them. At any time on or after the occurrence of an Event of Default and the continuation thereof beyond any grace period provided for the curing thereof, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Note. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE NOTE, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

       (f) All agreements between Borrower and Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or any security documentation in connection herewith at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Bank.

       (g) BORROWER AND BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE THE LOANS UNDERLYING THIS NOTE.

       (h) Upon receipt of an affidavit of an officer of Bank as to the loss, theft, destruction or mutilation of this Note or any other document in connection herewith which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and


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cancellation of this Note or any document in connection herewith, Borrower will issue, in lieu thereof, a replacement Note or other document in the same principal amount thereof and otherwise of like tenor.

        (i) The Borrower agrees to pay on demand, all of the Bank's costs and expenses, including reasonable attorney's fees, in connection with collection of any sums due to the Bank relating to the enforcement of its rights under this Note.

       (j) The Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as are otherwise expressly provided for herein.

       (k) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege. This Note and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Loans contain the entire agreement between the parties relating to the subject matter hereof and thereof. The Borrower expressly acknowledges that the Bank has not made and the Borrower is not relying on any oral representations, agreements or commitments of the Bank or any officer, employee, agent or representative thereof.

       (l) This Note shall be deemed to have been made in the State of New York, the Borrower and the Bank each consent to the jurisdiction of the courts of New York, and the rights and liabilities of the parties shall be determined in accordance with the laws of the State of New York.

       (m) This Note is subject to all of the terms and conditions contained in the Commitment Letter, and in any amendments or supplements thereto, and is the "Note" referred to therein.

                                  THE PRINCETON REVIEW,  INC.



                                  By:/s/ Stephen Melvin
                                     __________________________________
                                  Name: Stephen Melvin
                                  Title: Treasurer and Chief Financial Officer




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                           LOAN AND REPAYMENT SCHEDULE

                    PROMISSORY NOTE DATED OCTOBER    , 2000
                       THE PRINCETON REVIEW OPERATING LLC
                          IN FAVOR OF EXCEL BANK, N.A.


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     DATE      AMOUNT OF LOAN      AMOUNT OF         UNPAID         NOTATION
                                   PRINCIPAL         PRINCIPAL      MADE BY
                                   REPAYMENT         BALANCE
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

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